UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2021

IDENTIV, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29440	77-0444317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Walnut Avenue, Suite 100, Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 250-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	INVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)(c) Effective October 20, 2021, the Board of Directors of Identiv, Inc. (the “Company”) appointed Ed Kirnbauer, the Company’s Global Corporate Controller, interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer (“Interim CFO”). Steven Humphreys, the Company’s Chief Executive Officer, who was also serving as acting Chief Financial Officer, Principal Accounting Officer and Principal Financial Officer (“Acting CFO”), ceased serving as Acting CFO upon Mr. Kirnbauer’s appointment. The Company is continuing its process and expects to announce a permanent Chief Financial Officer within the next few weeks, to be effective in the fourth quarter of 2021.

Mr. Kirnbauer, 57, has served as the Company’s Global Corporate Controller since November of 2015. From April 2011 through November 2015, Mr. Kirnbauer served as a financial consultant for various companies, including Ducommon, Inc. (NYSE: DCO), Multi-Fineline Electronix, Inc. (Nasdaq: MFLX), and Headmon Entertainment & Productions LLC. Prior to that, Mr. Kirnbauer served as Vice President of Finance & Administration and Corporate Controller at various companies, including as Corporate Controller for Procom Technology, Inc., a developer of network attached storage appliances, from 2001 to 2006. Mr. Kirnbauer is a Certified Public Accountant and started his career at KPMG LLP. Mr. Kirnbauer holds an M.B.A. from DePaul University’s Charles H. Kellstadt Graduate School of Business, and a B.S. in Accounting from Illinois State University.

Mr. Kirnbauer will continue to receive an annual base salary of $225,000. In addition, Mr. Kirnbauer’s base salary will be increased by $15,000 per month during the period he serves as Interim CFO. Mr. Kirnbauer is also eligible to participate in the Company’s employee benefits programs.

There are no family relationships among any of the Company’s directors or executive officers.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that is not a historical fact, including statements regarding the Company’s expectations regarding the timing for appointing a permanent Chief Financial Officer, is a forward-looking statement. Forward-looking statements are only predictions and are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to the Company’s ability to identify and hire a permanent Chief Financial Officer and factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

October 26, 2021	By:	/s/ Steven Humphreys
Steven Humphreys Chief Executive Officer (Principal Executive Officer)